SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [x]

Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ] Confidential, For Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Inmark Enterprises, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]   Fee paid previously with preliminary materials


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

                            INMARK ENTERPRISES, INC.
                                  1 Plaza Road
                           Greenvale, New York, 11548

                          -----------------------------

                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS

                         -------------------------------


     The Annual Meeting of the Stockholders (the "Annual Meeting") of Inmark Enterprises, Inc. (the "Company") will be held at the Company's principal offices, 1 Plaza Road, Greenvale, New York 11548, at 10:00 a.m., local New York time, on September 16, 1997, to consider the following matters:

     (1) The election of five Directors to hold office until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

     (2) The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on July 21, 1997 as the record date for the Annual Meeting. Only stockholders of record of the Company's Common Stock at the close of business on July 21, 1997 will be entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy.

     The accompanying form of proxy is solicited by the Board of Directors of the Company. Reference is made to the attached Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

     A complete list of stockholders entitled to vote at the Annual Meeting shall be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of at least ten days prior to the Annual Meeting, at the Company's principal offices, 1 Plaza Road, Greenvale, New York 11548.

     Stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, please complete, date and sign the accompanying proxy card and return it without delay in the enclosed postage prepaid envelope. Your proxy will not be used if you are present and prefer to vote in person or if you revoke the proxy.

                                    By Order of the Board of Directors

                                    Paul A. Amershadian
                                    Secretary
July 25, 1997

                            INMARK ENTERPRISES, INC.
                                  1 Plaza Road
                            Greenvale, New York 11548

                         -------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 16, 1997

                     --------------------------------------


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Inmark Enterprises, Inc., a Delaware corporation (the "Company"), for use at the 1997 Annual Meeting of Stockholders of the Company and for any adjournments or postponements thereof (the "Annual Meeting") to be held at the Company's principal offices, 1 Plaza Road, Greenvale, New York 11548, at 10:00 a.m., local New York time, on September 16, 1997, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A Board of Directors' proxy (the "Proxy") for the Annual Meeting is enclosed, by means of which you may vote as to the proposals described in this Proxy Statement.

     All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder's instructions contained in such Proxy. In the absence of instructions, shares represented by such Proxy will be voted FOR the election of the nominees of the Board of Directors for Director. The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters in accordance with their best judgment. A stockholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its offices at 1 Plaza Road, Greenvale, New York 11548, either a written notice of revocation or a duly executed Proxy bearing a later date, or by attending in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

     This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders, Proxy and Annual Report on Form 10-K (including financial statements) for the fiscal year ended March 31, 1997 ("Fiscal 1997"), are being sent to stockholders on or about July 25, 1997.


                                VOTING SECURITIES

     July 21, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. As of that date, the Company had outstanding 2,835,751 shares of Common Stock, $.001 par value (the "Common Stock"), excluding treasury shares. The presence, in person or by proxy, of stockholders entitled to cast a majority of votes which stockholders are entitled to cast on a particular matter at the Annual Meeting will constitute a quorum for the Annual Meeting. Holders of Common Stock are entitled to one vote for each share owned upon all matters to be considered at the Annual Meeting. Proxies marked "Abstain" are included in determining a quorum, but broker proxies which have not voted in the election of Directors are not included in determining a quorum for such matter.

     Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of Directors. There is no cumulative voting in the election of Directors. All actions other than the election of Directors will be authorized by a majority of the votes cast at the Annual Meeting by the holders of shares entitled to vote thereon.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of July 14, 1997 with respect to stock ownership of (i) those persons or groups known to the Company to beneficially own more than 5% of the Company's outstanding Common Stock, (ii) each of the directors and nominees of the Company and the Company's executive officers named in the summary compensation table, and (iii) the Company's directors and executive officers as a group. Unless otherwise indicated, the named beneficial owner has sole voting and investment power with respect to the shares.


Name and Address                                     Amount and Nature of               Percent of
of Beneficial Owner                                  Beneficial Ownership(1)            Class(1)
-------------------                                  -----------------------            --------

(i)   Beneficial Owners of More Than
      5% of the Common Stock

      Courtlandt G. Miller                              377,016(2)                        13.1%
      177 Clark Avenue
      Palm Beach, FL 33480

      Robert F. Hussey                                  366,101(3)                        11.6%
      c/o Metrovision of North America, Inc.
      424 Madison Avenue
      New York, NY 10017

      D.H. Blair & Co.                                  133,460(4)                         4.6%
      44 Wall Street
      New York, New York  10005

      Kenton Wood                                       139,460(5)                         4.8%
      44 Wall Street
      New York, New York  10005


      Alan Stahler                                     147,980(6)                          5.0%
      44 Wall Street
      New York, New York  10005

      Kalman Renov                                     147,980(7)                          5.0%
      44 Wall Street
      New York, New York  10005

(ii)  Directors, Nominees and Executive Officers

      John P. Benfield                                 359,265(8)                         12.1%
      c/o Inmark Enterprises, Inc.
      One Plaza Road
      Greenvale, NY 11548

      Donald A. Bernard                                358,665(9)                         12.1%
      c/o Inmark Enterprises, Inc.
      One Plaza Road
      Greenvale, NY 11548



2


Name and Address                                     Amount and Nature of               Percent of
of Beneficial Owner                                  Beneficial Ownership(1)            Class(1)
-------------------                                  -----------------------            --------

      Paul A. Amershadian                              349,665(10)                        11.8%
      c/o Inmark Enterprises, Inc.
      One Plaza Road
      Greenvale, NY 11548

      Herbert M. Gardner                               34,750(11)                          1.2%
      c/o Janney Montgomery Scott Inc.
      26 Broadway
      New York, NY 10004

      Joseph S. Hellman                                5,250(12)                            *
      c/o Kronish, Lieb, Weiner
      & Hellman LLP
      1114 Avenue of the Americas
      New York, NY 10036

(iii) All Executive Officers and
      Directors as a Group (5 persons)                 1,107,595(8)(9)(10)(11)(12)        37.2%

----------

*    Less than 1%.

(1) All information is as of July 14, 1997 and was determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, based upon information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission.

(2) Includes 302,475 shares held by Mr. Miller jointly with his wife, 24,847 shares of Common Stock issuable upon exercise of immediately exercisable Class A Warrants and 24,847 shares of Common Stock issuable upon exercise of immediately exercisable Class B Warrants. Excludes 24,847 shares of Common Stock issuable upon exercise of the Class B Warrants issuable upon exercise of the Class A Warrants. During Fiscal 1997, Mr. Miller resigned as an officer and director of the Company. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS".

(3) Includes 230,000 shares of Common Stock issuable upon exercise of immediately exercisable warrants and 42,653 shares of Common Stock issuable upon exercise of immediately exercisable Class A Warrants and 42,653 shares of Common Stock issuable upon exercise of immediately exercisable Class B Warrants. Excludes 42,653 shares of Common Stock issuable upon exercise of the Class B Warrants issuable upon exercise of the Class A Warrants. During Fiscal 1997, Mr. Hussey resigned as a director of the Company. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

(4) Represents the total number of shares of Common Stock which are beneficially owned by a group comprising D.H. Blair & Co., Inc. ("Blair"), Kenton Wood ("Wood"), Alan Stahler ("Stahler") and Kalman Renov ("Renov"). Includes 44,020 shares of Common Stock issuable upon exercise of immediately exercisable Class A Warrants, 44,020 shares of Common Stock issuable upon exercise of immediately exercisable Class B Warrants, and 1,400 shares held by Blair as a market-maker. Excludes 44,020 shares of Common Stock issuable upon exercise of Class B Warrants issuable upon exercise of the Class A Warrants.

(5) Represents 133,460 of shares of Common Stock which are beneficially owned by a group comprising Blair, Wood, Stahler and Renov and 6,000 shares as to which Wood has sole voting and dispositive power. Includes 46,020 shares of Common Stock issuable upon exercise of immediately exercisable Class A Warrants, 46,020 shares of Common Stock issuable upon exercise of immediately exercisable Class B Warrants, and 1,400 shares held by Blair as a market-maker. Excludes 46,020 shares of Common Stock issuable upon exercise of Class B Warrants issuable upon exercise of the Class A Warrants.

(6) Represents 133,460 of shares of Common Stock which are beneficially owned by a group comprising Blair, Wood, Stahler and Renov and 14,520 shares as to which Stahler has sole voting and dispositive power. Includes 63,380 shares of Common Stock issuable upon exercise of immediately exercisable Class A Warrants, 63,380 shares of Common Stock issuable upon exercise of immediately exercisable Class B Warrants, and 1,400 shares held by Blair as a market-maker. Excludes 63,380 shares of Common Stock issuable upon exercise of Class B Warrants issuable upon exercise of the Class A Warrants.

(7) Represents 133,460 of shares of Common Stock which are beneficially owned by a group comprising Blair, Wood, Stahler and Renov and 14,520 shares as to which Renov has sole voting and dispositive power. Includes 63,380 shares of Common Stock issuable upon exercise of immediately exercisable Class A Warrants, 63,380 shares of Common Stock issuable upon exercise of immediately exercisable Class B Warrants, and 1,400 shares held by Blair as a market-maker. Excludes 63,380 shares of Common Stock issuable upon exercise of Class B Warrants issuable upon exercise of the Class A Warrants.

(8) Includes 96,666 shares of Common Stock issuable upon exercise of immediately exercisable options, 27,297 shares of Common Stock issuable upon exercise of immediately exercisable warrants, 3,200 shares of Common Stock issuable upon exercise of Class A Warrants and 3,200 shares of Common Stock issuable upon exercise of Class B Warrants, but excludes 3,200 shares of Common Stock issuable upon exercise of the Class B Warrants issuable upon exercise of the Class A Warrants.

(9) Includes 96,666 shares of Common Stock issuable upon exercise of immediately exercisable options and 27,297 shares of Common Stock issuable upon exercise of immediately exercisable warrants. Also includes shares held by Mr. Bernard's wife as to which Mr. Bernard disclaims beneficial interest, which consist of 3,000 shares of Common Stock and 3,000 shares of Common Stock issuable upon exercise of Class A Warrants, 3,000 shares of Common Stock issuable upon exercise of Class B Warrants, but excludes 3,000 shares of Common Stock issuable upon exercise of the Class B Warrants issuable upon exercise of the Class A Warrants.

(10) Includes 96,666 shares of Common Stock issuable upon exercise of immediately exercisable options and 27,297 shares of Common Stock issuable upon exercise of immediately exercisable warrants. Also includes 112,851 shares of Common Stock pledged to the Company as security for loans from the Company in the aggregate principal amount of $225,000. See "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

(11) Includes 30,000 shares of Common Stock issuable upon exercise of immediately exercisable warrants, 2,750 shares of Common Stock issuable upon exercise of immediately exercisable options and 1,000 shares of Common Stock held by Mr. Gardner's wife, as to which Mr. Gardner disclaims any beneficial interest.

(12) Includes 2,750 shares of Common Stock issuable upon exercise of immediately exercisable options, 500 shares of Common Stock issuable upon exercise of immediately exercisable Class A Warrants and 500 shares of Common Stock issuable upon exercise of immediately exercisable Class B Warrants, but excludes 500 shares of Common Stock issuable upon exercise of the Class B Warrants issuable upon exercise of the Class A Warrants.

                              ELECTION OF DIRECTORS

     A Board of five Directors of the Company is to be elected at the Annual Meeting, each to serve, subject to the provisions of the Company's By-Laws, until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified. It is management's recommendation that the accompanying form of Proxy be voted FOR the election as Director of the five persons named below, all of whom are currently Directors of the Company. The Board of Directors believes that the nominees named below are willing to serve as Directors. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

     The following table sets forth information with respect to each nominee for Director of the Company, all of whom are currently serving as Directors of the
Company:


                                                   Position with the Company and
                                                   Principal Occupation or
                                                   Employment                                      Director
Name                                Age            During the Past Five Years                      Since
----                                ---            --------------------------                      -----

Paul A. Amershadian                 49             Executive Vice President-Marketing              1996
                                                   and Sales of the Company since
                                                   September 29, 1995 and of the
                                                   Company's respective predecessors,
                                                   SPAR Promotion & Marketing
                                                   Services, Inc. ("Spar") and R.G.
                                                   Meadows, Inc. ("Meadows"), from
                                                   1986 to September 29, 1995; Secretary
                                                   of the Company since October 16,
                                                   1996; Director of the Company since
                                                   May 1996.

John P. Benfield                    46             Director, President and Chief Executive         1995
                                                   Officer of the Company since
                                                   September 29, 1995; Chairman of the
                                                   Board of the Company since October
                                                   16, 1996; Executive Vice President of
                                                   Operations of both Spar and Meadows
                                                   from 1988 to September 29, 1995.

Donald A. Bernard                   64             Director, Executive Vice President and          1995
                                                   Chief Financial Officer of the
                                                   Company since September 29, 1995;
                                                   Executive Vice President of Finance of
                                                   both Spar and Meadows from 1990 to
                                                   September 29, 1995.

Herbert M. Gardner                  57             Director of the Company since May 1,            1997
                                                   1997; Senior Vice President of Janney
                                                   Montgomery Scott Inc., an investment
                                                   banking firm, since 1978; Presently
                                                   serves as Chairman of Board of
                                                   Directors of Supreme Industries, Inc.
                                                   and as a director of Shelter
                                                   Components Corporation; Nu Horizons
                                                   Electronics Corp.; Transmedia
                                                   Network, Inc., TGC Industries, Inc.;
                                                   The Western Systems Corp.; and
                                                   Hirsch International Corp.

Joseph S. Hellman                   66             Director of the Company since May 1,            1997
                                                   1997; Partner in the law firm of
                                                   Kronish, Lieb, Weiner & Hellman LLP.



Meetings and Committees of the Board of Directors

     The Board of Directors held five meetings during Fiscal 1997. The Board of Directors had no standing audit, nominating or compensation committee or committee performing similar functions during Fiscal 1997. As of May 1, 1997, the Board of Directors has a standing audit committee and compensation committee. Herbert M. Gardner and Joseph S. Hellman are the sole members of both committees. The Company does not currently have a nominating committee.

     The audit committee reviews and reports to the Board of Directors with respect to various auditing and accounting matters, including recommendations to the Board of Directors as to the selection of the Company's independent auditors, the scope of audit procedures, general accounting policy matters and the performance of the Company's independent auditors.

     The compensation committee was formed to review and make recommendations to the Board of Directors regarding all executive compensation matters.


Compensation of Directors

     Prior to May 1, 1997, each non-employee Director was paid a Director fee of $2,500 for each meeting of the Board of Directors attended and all Directors were reimbursed for reasonable travel expenses incurred in connection with their attending Board meetings.

     As of May 1, 1997, each non-employee Director receives an annual stipend equal to $6,000 per annum, a fee of $1,000 per Board meeting attended and a fee of $500 per Committee meeting attended, and all Directors continue to be reimbursed for reasonable travel expenses incurred in connection with their attending Board meetings.

     Additionally, under a "formula plan" provided for in the Company's 1992 Stock Option Plan, each of the Company's non-employee Directors is granted stock options to purchase up to 5,500 shares of Common Stock upon his election to the Board of Directors and stock options to purchase up to 5,500 shares of Common Stock on each calendar anniversary of his election as long as they remain on the Board.


                               EXECUTIVE OFFICERS

     John P. Benfield, Donald A. Bernard and Paul A. Amershadian are the current executive officers of the Company. Each of those individuals has an employment contract with the Company for a term of office expiring on September 28, 2001. Additional information regarding those individuals is provided above in
"Election of Directors" and below in "Executive Employment Contracts, Termination of Employment and Change-in-Control Arrangements".


                             EXECUTIVE COMPENSATION

     Until the merger of Inmark Services, Inc. with and into the Company's wholly-owned subsidiary on September 29, 1995 (the "Merger"), the Company's affairs were directed by an executive committee comprising Robert F. Hussey and Courtlandt G. Miller, then the only directors and officers of the Company, who received no salary for their services as such. From and after the Merger, the executive officers of Inmark Services, Inc. became the executive management of the Company. The following table sets forth the total compensation paid to the Company's chief executive officer (and in the case of the executive committee prior to the Merger, of Messrs. Hussey and Miller), and each of the other executive officers of the Company whose compensation exceeded $100,000 during Fiscal 1997.

                           SUMMARY COMPENSATION TABLE


                                            Annual Compensation                        Long-Term Compensation
                                            -------------------                        ----------------------

                                                                         Other         Value of        Securities
                                                                         Annual        Restricted      Underlying         All Other
Name and                      Fiscal                                     Compen-       Stock           Options/           Compen-
Principal Position            Year        Salary($)         Bonus($)     sation($)     Awards($)       SARs(#)            sation($)
------------------            ----        ---------         --------     ---------     ---------       ----------         ---------

John P. Benfield              1997        $220,000(4)       --           --            --              100,000            3,950(5)
President and Chief           1996        $200,000(2)       --(3)        --            --               87,297
Executive Officer and
Director(1)

Donald A. Bernard             1997        $220,000(4)       --           --            --              100,000            3,950(5)
Executive Vice                1996        $200,000(2)       --(3)        --            --               87,297
President and Chief
Financial Officer and
Director(1)

Paul A. Amershadian           1997        $220,000(4)       --           --            --              100,000            3,950(5)
Executive Vice                1996        $200,000(2)       --(3)        --            --               87,297
President - Marketing
and Sales and
Director(1)

Robert F. Hussey              1997           --             --           --            --                --                 --
Chairman of the               1996           --             --           --            --                --                 --
Board (Resigned)              1995           --             --           --            --              350,000              --

Courtlandt G. Miller          1997           --             --           --            --                --                 --
Secretary and                 1996           --             --           --            --                --                 --
Treasurer                     1995           --             --           --            --              300,000              --
and Director
(Resigned)

----------

(1) Messrs. Benfield, Bernard and Amershadian commenced employment with the Company on September 29, 1995 upon consummation of the Merger.

(2) Represents annual base salary under employment contracts executed in connection with the Merger. Actual salary paid to the named individuals during the fiscal year ended March 31, 1996 is as follows: Mr. Benfield - $100,000; Mr. Bernard - $100,000; Mr. Amershadian - $100,000.

(3)  Does not  include a cash bonus  ($55,000  to Mr.  Benfield,  $40,000 to Mr.
     Bernard and $55,000 to Mr. Amershadian) paid by the Company as an obligation assumed in the Merger representing a bonus earned by these persons for services performed on behalf of Spar.

(4) Represents annual base salary, adjusted in October 1996, under employment contracts. Actual salary paid to the named individuals during Fiscal 1997 is as follows: Mr. Benfield - $210,000; Mr. Bernard - $210,000; Mr. Amershadian - $210,000.

(5)  Represents   executive's  share  of  Company's  matching   contribution  to
     Company's 401(k) Retirement Plan.

Stock Options

     The following tables set forth certain information concerning stock options granted to and exercised by the individual named in the Summary Compensation Table during Fiscal 1997 and unexercised stock options held by such individuals at the end of Fiscal 1997.

Option Grants in Fiscal 1997

                                                     % of Total
                                    Number of        Options/SARs         Exercise
                                    Securities       Granted to           or Base
                                    Underlying       Employees in         Price             Expiration
Name                                Options          Fiscal Year          ($/Shares)        Date
----                                -------          -----------          ----------        ----

John P. Benfield                    100,000(l)       29.8%                $1.50(2)          5/07/06
Donald A. Bernard                   100,000(l)       29.8%                $1.50(2)          5/07/06
Paul A. Amershadian                 100,000(l)       29.8%                $1.50(2)          5/07/06
Robert F. Hussey                    0                 0.0%                 --                --
Courtlandt G. Miller                0                 0.0%                 --                --


----------

(1) Includes 33,333 shares of common stock issuable upon the exercise of immediately exercisable stock options. The remaining 66,667 shares are issuable upon the exercise of stock options which become exercisable in equal installments in May 1997 and May 1998.

(2) The exercise price per share is equal to the fair market of the shares on the date of grant.



Aggregate Option Exercises in Fiscal 1997 and FY-End Options/SAR Values

                                                                          Number of              Value of
                                                                          Unexercised            Unexercised
                                                                          Options/               In-the-Money
                                                                          SARs                   Options/SARs
                                                                          at Fiscal              at Fiscal
                                                                          Year End (#)           Year End ($)
                                    Shares
                                    Acquired on      Value                Exercisable/           Exercisable/
Name                                Exercise (#)     Realized($)          Unexercisable          Unexercisable(l)
----                                ------------     -----------          -------------          ----------------

John P. Benfield                    ---              ---                  90,630/96,667          288,951/305,080
Donald A. Bernard                   ---              ---                  90,630/96,667          288,951/305,080
Paul A. Amershadian                 ---              ---                  90,630/96,667          288,951/305,080
Robert F. Hussey                    ---              ---                  296,500/0(2)           930,875/0
Courtlandt G. Miller                275,000(3)       185,562(4)           32,500/0(5)            0/0

----------

(1) The value has been determined based on an average of the closing bid and ask price on March 27, 1997, the last trading day of Fiscal 1997.

(2)  Excludes  immediately  exercisable  warrants to purchase  125,000 shares of
     Common  Stock,  which  were  surrendered  to  the  Company.   See  "Certain
     Relationships and Related Transactions".

(3) Includes 50,000 shares of Common Stock purchased by Mr. Miller upon exercise of warrants, which the Company subsequently repurchased at the exercise price. See "Certain Relationships and Related Transactions".

(4) Includes $30,875 related to the Company's repurchase of the above-mentioned 50,000 shares. See "Certain Relationships and Related Transactions".

(5)  Excludes  immediately  exercisable  warrants to purchase  75,000  shares of
     Common  Stock,  which  were  surrendered  to  the  Company.   "See  Certain
     Relationships and Related Transactions".

Executive Employment Contracts, Termination of Employment and
Change-in-Control Arrangements

     Pursuant to employment agreements, dated September 29, 1995 and amended by agreements dated as of May 2, 1997, the Company employed Messrs. Benfield,
Bernard and Amershadian as President, Executive Vice President and Chief Financial Officer, and Executive Vice President - Marketing and Sales, respectively. Each agreement, as amended, currently provides for a base salary of $220,000 and payment of such bonuses or additional compensation as the Board of Directors may determine in its sole discretion. The term of each agreement expires on September 28, 2001 (unless sooner terminated for cause, disability or incapacity) and automatically renews for additional one-year terms unless terminated by either party thereto upon at least sixty days notice before the expiration of the then current term.

     Each agreement prohibits the executive officer that is a party thereto from competing with the Company or inducing or attempting to influence any employee of the Company or any subsidiary to terminate his employment with the Company or any subsidiary during the term of the agreement and for a period of two years after the termination of the officer's employment with the Company. Each agreement also prohibits the executive officer from disclosing certain confidential information of the Company. Finally, each agreement provides that if the officer's employment is terminated due to (i) the sale or transfer of a majority of the Company's outstanding capital stock, property or business assets, (ii) the consolidation or merger or the Company into or with another entity where the Company is not the surviving entity, or (iii) certain specified changes in the identity of the Board of Directors, the Company must make a lump sum cash payment to the executive officer in a maximum amount equal to two times the executive officer's then annual base salary.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Concurrent with the respective resignations of Messrs. Hussey and Miller from the Board of Directors of the Company, Mr. Hussey surrendered to the Company warrants to purchase 125,000 shares of Common Stock, and Mr. Miller surrendered to the Company warrants to purchase 75,000 shares of Common Stock and sold to the Company 50,000 shares of Common Stock previously acquired on exercise of then existing warrants at the exercise prices for which those shares were acquired.

     On January 10, 1996, the Company loaned $200,000 to Paul A. Amershadian, the Company's Executive Vice President-Marketing and Sales and a Director. The loan bears interest at an annual rate of 10% and is payable in full, together with the principal sum, on January 10, 1998. Pursuant to a Pledge Agreement, Mr. Amershadian pledged to the Company 112,851 shares of the Company's Common Stock owned by him to secure his obligation in connection with the loan. On April 7, 1997, the Company loaned an additional $25,000 to Mr. Amershadian. This additional loan bears interest at an annual rate of 10% and is payable in full, together with the principal sum, on April 7, 1999. On April 7, 1997, the Pledge Agreement was amended to secure the additional $25,000 loan as well as the original $200,000 loan to Mr. Amershadian.

     Joseph S. Hellman, a director and nominee, is a member of Kronish, Lieb, Weiner & Hellman LLP, a law firm that the Company retained as its general counsel during Fiscal 1997.

     Herbert M. Gardner, a director and nominee, is an officer of Janney Montgomery Scott Inc., an investment banking firm that has been retained, other than as participating underwriter in a syndicate, to perform services for the Company during the current fiscal year.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. To the Company's knowledge, as of July 15, 1997, the following officers, directors and holders of more than 10% of the outstanding Common Shares had failed to file the following reports under Section 16(a) of the Exchange Act during Fiscal 1997: (i) Robert F. Hussey, a director and Chairman of the Board of the Company until his resignation during Fiscal 1997, failed to file a Form 4 due April 10, 1997 or a Form 5 due May 15, 1997, reporting the surrender to the Company of warrants to purchase 125,000 Common Shares, and (ii) Courtlandt G. Miller, a director, secretary and treasurer of the Company until his resignation during Fiscal 1997, failed to file a Form 4 due March 10, 1997 or a Form 5 due May 15, 1997, reporting the sale to the Company of 50,000 Common Shares and the surrender to the Company of warrants to purchase 75,000 shares. There are no known failures to file a required Form 3, no other known failures to file a required Form 4 or Form 5 and no known late filings of a required Form 3, 4 or 5 during Fiscal 1997 by any person required to file such forms with respect to the Company pursuant to Section 16 of the Exchange.


                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP was the Company's auditors for Fiscal 1997, and has been selected to serve as the auditors for the fiscal year ending March 31, 1998. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if he desires to do so.


                                    EXPENSES

     The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy, Annual Report on Form 10-K and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The Company has retained Morrow & Co., Inc. to solicit proxies for a fee of approximately $3,000 plus reimbursable expenses. The solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders in 1998 and included in the Company's proxy statement and form of proxy for such annual meeting must be received by the Company at its principal executive office by no later than March 27, 1998.

                                          By Order of the Board of Directors

                                          Paul A. Amershadian
                                          Secretary

Greenvale, New York
July 25, 1997


THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT EXCLUDING EXHIBITS), IS BEING MAILED WITH THIS PROXY STATEMENT. THE COMPANY WILL PROVIDE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON AND UPON PAYMENT OF A FEE OF $3.00 PER EXHIBIT, A COPY OF ANY EXHIBIT TO THE ENCLOSED ANNUAL REPORT ON FORM 10-K. A LIST OF EXHIBITS IS SET FORTH IN SECTION IV OF THE ANNUAL REPORT ON FORM 10-K. REQUESTS FOR COPIES OF EXHIBITS SHOULD BE DIRECTED TO DONALD A. BERNARD, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, INMARK ENTERPRISES, INC., 1 PLAZA ROAD, GREENVALE, NEW YORK 11548 (TELEPHONE: (516) 625-3500).

PROXY
                            INMARK ENTERPRISES, INC.
                     1 Plaza Road, Greenvale, New York 11548

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 16, 1997

     The undersigned hereby appoints John P. Benfield and Donald A. Bernard, or either of them, as Proxy or Proxies of the undersigned with full power of substitution to attend and to represent the undersigned at the Annual Meeting of Stockholders of Inmark Enterprises, Inc. (the "Company") to be held on September 16, 1997, and at any adjournments thereof, and to vote thereat the number of shares of stock of the Company the undersigned would be entitled to vote if personally present, in accordance with the instructions set forth on this proxy card. Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked.


1.   ELECTION OF DIRECTORS.

     NOMINEES: Paul A. Amershadian, John P. Benfield, Donald A. Bernard, Herbert
     M. Gardner and Joseph S. Hellman.

     [ ] FOR ALL nominees listed above.

     [ ] FOR ALL nominees listed above EXCEPT: _______________________________.

     (Instruction: To withhold authority to vote on any individual nominee, write the name above.)

     [ ] WITHHOLD AUTHORITY to vote for all nominees listed above.

  PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE

                 (Continued and to be signed on the other side)

2.   ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

     If no specification is made, this proxy will be voted FOR Proposals 1 and 2 listed above.


                                        Dated:____________________________, 1997



                                        ________________________________________
                                                Signature of Stockholder


                                        ________________________________________
                                                Signature of Stockholder

                                        Please sign exactly as name appears
                                        above. For joint accounts, each joint
                                        owner must sign. Please give full title
                                        if signing in a representative capacity.

                                        [ ] PLEASE CHECK IF YOU PLAN TO
                                            ATTEND THE MEETING